Exhibit 4.20

CERTIFICATE OF LIMITED PARTNERSHIP

OF

EXCO PARTNERS OPERATING PARTNERSHIP, LP

This Certificate of Limited Partnership, dated September 5, 2006, has been duly executed and is filed pursuant to Section 17-201 of the Delaware Revised Uniform Limited Partnership Act (the “Act”) to form a limited partnership under the Act.

1. Name. The name of the limited partnership is “EXCO Partners Operating Partnership, LP”

2. Registered Office; Registered Agent. The address of the registered office required to be maintained by Section 17-104 of the Act is:

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

The name and the address of the registered agent for service of process required to be maintained by Section 17-104 of the Act are:

The Corporation Trust Company

Corporation Trust Center

1209 Orange Street

Wilmington, Delaware 19801

3. General Partner. The name and the business, residence or mailing address of the general partner are:

EXCO Partners OLP GP, LLC

12377 Merit Drive, Suite 1700, LB82

Dallas, Texas 75251

EXECUTED as of the date written first above.

EXCO PARTNERS OLP GP, LLC, its General Partner

By:	/s/ William L. Boeing
William L. Boeing
Authorized Person

CERTIFICATE OF MERGER

of

VERNON HOLDINGS, LLC

with and into

EXCO PARTNERS OPERATING PARTNERSHIP, LP

March 30, 2007

Pursuant to Section 17-211 of the Delaware Revised Uniform Limited Partnership Act and 18-209 of the Delaware Limited Liability Company Act, EXCO Partners Operating Partnership, LP, a Delaware limited partnership (“EPOP”), does hereby certify the following for the purpose of merging Vernon Holdings, LLC, a Delaware limited liability company (“Vernon Holdings”) with and into EPOP:

1. The name and state of formation of each of the constituent entities of the merger are as follows:

Name of Entity	State
EXCO Partners Operating Partnership, LP	Delaware
Vernon Holdings, LLC	Delaware

2. An Agreement and Plan of Merger between EPOP and Vernon Holdings (the “Agreement”) has been approved and executed by each party to the merger.

3. The name of the surviving entity in the merger shall be EXCO Partners Operating Partnership, LP.

4. The Merger shall become effective at 10:00 a.m., Dallas, Texas, time, on March 30, 2007.

5. The executed Agreement is on file at the principal place of business of the surviving entity. The address of the principal place of business of the surviving entity is 12377 Merit Drive, Suite 1700, LB 82, Dallas, Texas 75251.

6. A copy of the Agreement will be provided by the surviving entity, upon request and without cost, to any partner of EPOP or to any member of Vernon Holdings.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned has executed this certificate of merger as of the date first above written.

EXCO PARTNERS OPERATING PARTNERSHIP, LP

By:	EXCO Partners OLP GP, LLC,
its general partner

By:	/s/ William L. Boeing
Name:	William L. Boeing
Title:	Vice President, General Counsel and Secretary

SIGNATURE PAGE

CERTIFICATE OF MERGER

CERTIFICATE OF MERGER

MERGING

TXOK ENERGY RESOURCES HOLDINGS, L.L.C

WITH AND INTO

EXCO PARTNERS OPERATING PARTNERSHIP, LP

Pursuant to Section 17-211 of the Delaware Revised Uniform Limited Partnership Act and Section 18-209 of the Delaware Limited Liability Company Act, the undersigned has executed this Certificate of Merger:

FIRST: TXOK Energy Resources Holdings, L.L.C., a limited liability company formed under the laws of the State of Delaware, is being merged with and into EXCO Partners Operating Partnership, LP, a limited partnership formed under the laws of the State of Delaware.

SECOND: An Agreement of Merger has been approved and executed by each of TXOK Energy Resources Holdings, L.L.C. and EXCO Partners Operating Partnership, LP.

THIRD: The name of the surviving domestic limited partnership is EXCO Partners Operating Partnership, LP.

FOURTH: The merger is to become effective at 1:01 a.m. Eastern Time, on January 1, 2008.

FIFTH: The Agreement of Merger is on file at 12377 Merit Drive, Suite 1700, Dallas. Texas 75251, the place of business of EXCO Partners Operating Partnership, LP, the surviving domestic limited partnership.

SIXTH: A copy of the Agreement of Merger will be furnished by EXCO Partners Operating Partnership, LP, the surviving domestic limited partnership, on request and without cost to (1) any member of, or any person holding an interest in TXOK Energy Resources Holdings L.L.C. and (2) any partner of, or any person holdings an interest in EXCO Partners Operating Partnership, L.P.

IN WITNESS WHEREOF, the undersigned surviving domestic limited partnership has caused this certificate to be signed as of the 20th of December 2007.

EXCO PARTNERS OPERATING PARTNERSHIP, LP

By:	EXCO PARTNERS OLP GP, LLC, its sole General Partner

By:	/s/ William L. Boeing
Name:	William L. Boeing
Title:	Vice President, General Counsel and
Secretary

CERTIFICATE OF MERGER

MERGING

WINCHESTER ENERGY COMPANY, LP

WITH AND INTO

EXCO PARTNERS OPERATING PARTNERSHIP, LP

Pursuant to Section 17-211 of the Delaware Revised Uniform Limited Partnership Act, the undersigned has executed this Certificate of Merger:

FIRST: Winchester Energy Company, LP, a limited partnership formed under the laws of the State of Delaware, is being merged with and into EXCO Partners Operating Partnership, LP, a limited partnership formed under the laws of the State of Delaware.

SECOND: An Agreement of Merger has been approved and executed by each of Winchester Energy Company, LP and EXCO Partners Operating Partnership, LP.

THIRD: The name of the surviving domestic limited partnership is EXCO Partners Operating Partnership, LP.

FOURTH: The merger is to become effective at 1:01 a.m., Eastern Time, on January 1, 2008.

FIFTH: The Agreement of Merger is on file at 12377 Merit Drive, Suite 1700, Dallas, Texas 75251, the place of business of EXCO Partners Operating Partnership, LP, the surviving domestic limited partnership.

SIXTH: A copy of the Agreement of Merger will be furnished by EXCO Partners Operating Partnership, LP, the surviving domestic limited partnership, on request and without cost, to any partner of, or any person holding an interest in, Winchester Energy Company, LP or EXCO Partners Operating Partnership, LP.

IN WITNESS WHEREOF, the undersigned surviving domestic limited partnership has caused this certificate to be signed as of the 20th of December, 2007.

EXCO PARTNERS OPERATING PARTNERSHIP, LP

By:	EXCO PARTNERS OLP GP, LLC, its sole
General Partner

By:	/s/ William L. Boeing
Name:	William L. Boeing
Title:	Vice President, General Counsel and
Secretary

CERTIFICATE OF MERGER

MERGING

TXOK TEXAS ENERGY RESOURCES, L.P.

WITH AND INTO

EXCO PARTNERS OPERATING PARTNERSHIP, LP

Pursuant to Section 17-211 of the Delaware Revised Uniform Limited Partnership Act, the undersigned has executed this Certificate of Merger.

FIRST: TXOK Texas Energy Resources, L.P. a limited partnership formed under the laws of the State of Delaware, is being merged with and into EXCO Partners Operating Partnership, LP, a limited partnership formed under the laws of the State of Delaware.

SECOND: An Agreement of Merger has been approved and executed by each of TXOK Texas Energy Resources, LP and EXCO Partners Operating Partnership, LP.

THIRD: The name of the surviving domestic limited partnership is EXCO Partners Operating Partnership, LP.

FOURTH: The merger is to become effective at 1:02 a.m., Eastern Time, on January 1, 2008.

FIFTH: The Agreement of Merger is on file at 12377 Merit Drive, Suite 1700, Dallas, Texas 75251, the place of business of EXCO Partners Operating Partnership, LP, the surviving domestic limited partnership.

SIXTH: A copy of the Agreement of Merger will be furnished by EXCO Partners Operating Partnership, LP, the surviving domestic limited partnership, on request and without cost, to any partner of, or any person holding an interest in, TXOK Texas Energy Resources, L.P. or EXCO Partners Operating Partnership, LP.

IN WITNESS WHEREOF, the undersigned surviving domestic limited partnership has caused this certificate to be signed as of the 20th of December, 2007.

EXCO PARTNERS OPERATING PARTNERSHIP, LP

By:	EXCO PARTNERS OLP GP, LLC, its sole
General Partner

By:	/s/ William L. Boeing
Name:	William L. Boeing
Title:	Vice President, General Counsel and Secretary

CERTIFICATE OF MERGER

MERGING

TXOK TEXAS ENERGY HOLDINGS, LLC

WITH AND INTO

EXCO PARTNERS OPERATING PARTNERSHIP, LP

Pursuant to Section 17-211 of the Delaware Revised Uniform Limited Partnership Act and Section 18-209 of the Delaware Limited Liability Company Act, the undersigned has executed this Certificate of Merger:

FIRST: TXOK Texas Energy Holdings, LLC, a limited liability company formed under the laws of the State of Delaware, is being merged with and into EXCO Partners Operating Partnership, LP, a limited partnership formed under the laws of the State of Delaware.

SECOND: An Agreement of Merger has been approved and executed by each of TXOK Texas Energy Holdings, LLC and EXCO Partners Operating Partnership, LP.

THIRD: The name of the surviving domestic limited partnership is EXCO Partners Operating Partnership, LP.

FOURTH: The merger is to become effective at 1:04 a.m., Eastern Time, on January 1, 2008.

FIFTH: The Agreement of Merger is on file at 12377 Merit Drive, Suite 1700, Dallas, Texas 75251, the place of business of EXCO Partners Operating Partnership, LP, the surviving domestic limited partnership.

SIXTH: A copy of the Agreement of Merger will be furnished by EXCO Partners Operating Partnership, LP, the surviving domestic limited partnership, on request and without cost, to (1) any member of, or any person holding an interest in, TXOK Texas Energy Holdings, LLC and (2) any partner of, or any person holding an interest in, EXCO Partners Operating Partnership, LP.

IN WITNESS WHEREOF, the undersigned surviving domestic limited partnership has caused this certificate to be signed as of the 20th of December, 2007.

EXCO PARTNERS OPERATING PARTNERSHIP, LP

By:	EXCO PARTNERS OLP GP, LLC, its sole
General Partner

	By:	/s/ William L. Boeing
	Name:	William L. Boeing
	Title:	Vice President, General Counsel and
Secretary

CERTIFICATE OF MERGER

MERGING

EPOP MLP, LLC

WITH AND INTO

EXCO PARTNERS OPERATING PARTNERSHIP, LP

Pursuant to Section 17-211 of the Delaware Revised Uniform Limited Partnership Act and Section 18-209 of the Delaware Limited Liability Company Act, the undersigned has executed this Certificate of Merger:

FIRST: EPOP MLP, LLC, a limited liability company formed under the laws of the State of Delaware, is being merged with and into EXCO Partners Operating Partnership, LP, a limited partnership formed under the laws of the State of Delaware.

SECOND: An Agreement of Merger has been approved and executed by each of the entities which are party to the merger.

THIRD: The name of the surviving domestic limited partnership is EXCO Partners Operating Partnership, LP.

FOURTH: The Certificate of Limited Partnership of EXCO Partners Operating Partnership, LP, the surviving domestic limited partnership, shall be amended such that numbered paragraph 1 shall read as follows:

1. Name. The name of the limited partnership is “EXCO Operating Company, LP”

FIFTH: The merger is to become effective at 5:00 p.m. eastern time on June 30, 2008.

SIXTH: The Agreement of Merger is on file at 12377 Merit Drive, Suite 1700, Dallas, Texas 75251, the place of business of EXCO Partners Operating Partnership, LP, the surviving domestic limited partnership.

SEVENTH: A copy of the Agreement of Merger will be furnished by EXCO Partners Operating Partnership, LP, the surviving domestic limited partnership, on request and without cost, to (1) any member of, or any person or entity holding an interest in, EPOP MLP, LLC and (2) any partner of, or any person or entity holding an interest in, EXCO Partners Operating Partnership, LP.

* * * * *

IN WITNESS WHEREOF, the undersigned surviving domestic limited partnership has caused this certificate to be signed as of the 16th of June, 2008.

EXCO PARTNERS OPERATING PARTNERSHIP, LP

By:	EXCO PARTNERS OLP GP, LLC, its sole General Partner

	By:	/s/ William L. Boeing
	Name:	William L. Boeing
	Title:	Vice President, General Counsel and Secretary

DELAWARE

CERTIFICATE OF MERGER

MERGING

EXCO PRODUCTION COMPANY, LP,

VAUGHAN DE, LLC,

AND

VAUGHAN HOLDING COMPANY, L.L.C

WITH AND INTO

EXCO OPERATING COMPANY, LP

Pursuant to the provisions of Section 17-211 of the Delaware Revised Uniform Limited Partnership Act, Section 18-209 of the Delaware Limited Liability Company Act, Article 6132a-l, Section 2.11 of the Texas Revised Limited Partnership Act, and Article 6132b-9.02 of the Texas Limited Liability Company Act, the undersigned has executed this Certificate of Merger:

FIRST: The name of the surviving limited partnership is EXCO Operating Company, LP, and it was formed under the laws of the state of Delaware. The names of the entities being merged into the surviving limited partnership are: (i) EXCO Production Company, LP, a limited partnership formed under the laws of the state of Texas, (ii) Vaughan DE, LLC, a limited liability company formed under the laws of the state of Delaware, and (iii) Vaughan Holding Company, L.L.C., a limited liability company formed under the laws of the state of Texas.

SECOND: An Agreement of Merger has been approved and executed by each of the entities which are party to the merger.

THIRD: The name of the surviving limited partnership is EXCO Operating Company, LP.

FOURTH: The merger is to become effective at 1:01 a.m. eastern time on January 1, 2010.

FIFTH: The Agreement of Merger is on file at 12377 Merit Drive, Suite 1700, Dallas, Texas 75251, the place of business of EXCO Operating Company, LP, the surviving limited partnership.

SIXTH: A copy of the Agreement of Merger will be furnished by EXCO Operating Company, LP, the surviving limited partnership, on request and without cost, to any partner of EXCO Operating Company, LP, any partner of EXCO Production Company, LP, any member of Vaughan DE, LLC, and any member of Vaughan Holding Company, L.L.C.

* * * * *

IN WITNESS WHEREOF, the undersigned surviving limited partnership has caused this certificate to be signed as of the 15th day of December, 2009.

EXCO Operating Company, LP

By:	EXCO Partners OLP GP, LLC, its general partner

By:	/s/ William L. Boeing
Name:	William L. Boeing
Title:	Vice President, General Counsel and Secretary